Exhibit 99.1

CULP ANNOUNCES FOURTH QUARTER AND FULL YEAR FISCAL 2025 RESULTS

Completed Restructuring Provides Foundation for Improved Operating Performance

in Fiscal 2026

HIGH POINT, N.C. (June 25, 2025) – Culp, Inc. (NYSE: CULP), a leading provider of fabrics for bedding and upholstery fabrics for residential and commercial furniture, today reported financial and operating results for the fourth quarter and fiscal year ended April 27, 2025.

Iv Culp, President and Chief Executive Officer, commented, “Fiscal 2025 was a year of heavy lifting across CULP, and we are encouraged by the results of our work to transform our cost structure and better position the company for growth. Given the challenging revenue environment and tariff-related uncertainty that is evident and continues across the industry, we concentrated on what we can control and successfully executed on a variety of aggressive initiatives that should drive better operating leverage, particularly as market conditions improve. We also continued to play to our strength in providing the highest levels of service, product offerings and supply chain optionality to our customers, and we believe that our market share remains strong and continues to expand within certain targeted segments.

“The recent sale of our manufacturing facility in Canada capped the completion of the restructuring plan we announced last year including facility closures and consolidations in our mattress fabrics division, as well as a transition to an asset-light, strategic sourcing model for certain major product lines. We are pleased to see the benefits of that plan reflected in our financial results, with a lower fixed cost base and increased efficiencies in our mattress fabrics division helping to drive improvement during the year and significantly better overall operating results for the quarter despite the pressured macro conditions.

“In light of the continuing market softness, along with heightened tariff uncertainty, we are taking additional action including the integration of our two operating divisions, Culp Upholstery Fabrics and Culp Home Fashions, into a unified CULP-branded business that enhances our ability to anticipate and react to market trends as well as optimize resources across our organization. We expect this more centralized approach to improve scale efficiencies throughout CULP and to generate additional savings as we progress through fiscal 2026. In addition, the related facility consolidation activity should elevate the operating profile of our upholstery fabrics business, which continues to achieve profitability in the face of historically low demand for home furnishings and challenges from high tariff rates on China-produced goods. We also recently extended our credit facility with Wells Fargo for an additional three years, which we believe will provide us with additional flexibility and liquidity as needed to fund and grow our business going forward.

Mr. Culp concluded, “I remain incredibly proud of our team’s ability to respond to the changing needs of our business. Thanks to their hard work and dedication, we move into our new fiscal

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

year with a leaner, more flexible global platform enabling us to quickly respond to market and tariff fluidity, as well as a highly resilient business model well-positioned to seize opportunities and meet the challenges ahead."

Fiscal 2025 Fourth Quarter Financial Highlights

▪ Consolidated net sales of $48.8 million, generally flat to prior-year period net sales of $49.5 million, with mattress fabric sales up 5.3 percent and upholstery fabric sales down 8.9 percent year-over-year.

▪ GAAP consolidated loss from operations of $(2.2) million (including $1.5 million in restructuring and related expenses), compared with GAAP consolidated loss from operations of $(4.2) million (including $204,000 in restructuring expense during the period).

•
Non-GAAP operating loss of $(704) thousand, a marked improvement over the prior-year period’s non-GAAP operating loss of $(4.0) million (see reconciliation table on page 16) driven primarily by cost and efficiency benefits from the restructuring plan and also favorably impacted by lower inventory markdowns.
•
Continued momentum in mattress fabrics operating performance, including significant improvement in operating loss from the prior-year period and consistent improvement throughout the year.
•
Continued profitability in the upholstery fabrics segment despite a low-revenue industry environment and tariff-related challenges.

▪ Net loss of $(2.1) million (including $1.5 million in restructuring and related expenses), or $(.17) per diluted share, compared to a net loss of $(4.9) million, or $(.39) per diluted share, in the prior-year period.

•
Adjusted EBITDA for the period was $559 thousand, compared to negative $(2.2) million in the prior-year period (see reconciliation table on page 20), with the improvement driven primarily by restructuring activities and also favorably impacted by lower inventory markdowns.

Fiscal 2025 Full Year Financial Highlights

▪ Consolidated net sales of $213.2 million, down 5.4 percent from the prior year, with mattress fabric sales down 2.1 percent and upholstery fabric sales down 8.8 percent.

▪ GAAP consolidated loss from operations of $(18.4) million (including $9.4 million in restructuring and related expenses), compared with GAAP consolidated loss from operations of $(11.3) million (including $676,000 in restructuring and related expenses during the period).

•
Non-GAAP operating loss of $(9.0) million, an improvement over the prior-year period’s non-GAAP operating loss of $(10.6) million (see reconciliation table on page 17) driven primarily by the same dynamics driving the improvement in non-GAAP operating loss during the fourth quarter.

▪ Net loss of $(19.1) million (including $9.4 million in restructuring and related expenses), or $(1.53) per diluted share, compared with a net loss of $(13.8) million, or $(1.11) per diluted share, for the prior year.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

▪ As of April 27, 2025, the Company maintained $5.6 million in total cash and $12.7 million in outstanding debt under its credit facilities.

Restructuring Plan Update

The restructuring plan announced in May of 2024, which was primarily focused within the Company's mattress fabrics business, was completed as planned, with the sale of the Company's manufacturing facility in Quebec, Canada, consummated on April 30, 2025. The Company continues to expect the restructuring plan to generate $10.0-$11.0 million in annualized savings and operating improvements, with many of these benefits already beginning to manifest in the Company’s fourth quarter fiscal 2025 results.

The Company incurred total restructuring and restructuring-related expenses of $9.4 million in fiscal 2025, of which $5.6 million consisted of cash expenditures. The Company funded close to $2.3 million of these cash expenditures with proceeds from the sale of excess manufacturing equipment, proceeds from a building lease termination in Haiti, and a small portion of the proceeds from the sale of its Canada facility. In fiscal 2026, the Company expects to realize a total of approximately $3.0 to $3.5 million in cash proceeds, net of all taxes and commissions, on the sale of its Canada facility.

Business Segment Highlights

Mattress Fabrics Segment

▪ Sales for this segment were $27.1 million for the fourth quarter, up 5.3 percent compared with sales of $25.8 million in the prior-year period. Sales continued to be pressured by industry-wide low demand and related challenges from weaker consumer spending and housing market trends, but the Company continues to win new business with larger customers.

▪ Operating loss was $(217) thousand for the fourth quarter, compared to an operating loss of $(2.9) million in the prior-year period, with the improvement driven primarily by higher gross margins attributable to lower fixed costs and operating efficiency improvements derived from the restructuring plan and lower inventory markdowns.

▪ For the full year, sales were $113.9 million, down 2.1 percent compared with sales of $116.4 million for fiscal 2024, with the decrease driven by the above-referenced weak industry conditions and related macro-economic challenges.

▪ For the full year, operating loss was $(5.2) million, compared with an operating loss of ($6.8) million for fiscal 2024. Operating performance continued to be pressured by lower sales, but improved consistently during the year, with the improvement driven primarily by the same dynamics impacting the segment’s operating performance for the fourth quarter.

Upholstery Fabrics Segment

▪ Sales for this segment were $21.7 million for the fourth quarter, down 8.9 percent compared

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

with sales of $23.8 million in the prior-year period. The year-over-year decline was driven primarily by continued softness in the home furnishings market and lower comparable sales to a large residential fabric customer that uniquely concentrated more of its annual purchasing in the first half of fiscal 2025 and strategically managed inventory levels in the back half of the year. The market uncertainty from the recent tariff-related actions and the timing of the Chinese New Year holiday (which predominantly affected only the fourth quarter rather than multiple periods) also contributed to lower sales. However, demand with hospitality/contract customers remained relatively solid during the quarter, with sales in that market accounting for approximately 42.0 percent of the segment's total sales.

▪ Operating income was $1.1 million for the fourth quarter, compared with operating income of $975 thousand in the prior-year period. Operating performance continued to be pressured by lower sales, but that pressure was partially offset by lower inventory markdowns, a more favorable mix of higher-margin hospitality/contract sales, and lower SG&A expenses.

▪ For the full year, sales were $99.3 million, down 8.8 percent compared with sales of $109.0 million for fiscal 2024, with the decrease primarily reflecting the ongoing demand deterioration in the home furnishings industry due to what remains a challenging macro-economic environment.

▪ For the full year, operating income was $4.1 million, compared to operating income of $5.8 million for fiscal 2024, with the decline driven primarily by lower sales partially offset by lower inventory markdowns and lower SG&A expenses.

Balance Sheet, Cash Flow, and Liquidity

▪ As of April 27, 2025, the Company maintained $5.6 million in total cash and $12.7 million in outstanding debt under its credit facilities, of which $2.8 million constituted supplier financing. The outstanding debt was primarily incurred for restructuring activities and to fund worldwide working capital.

▪ As of April 27, 2025, the Company maintained approximately $27.0 million in liquidity consisting of $5.6 million in cash and $21.4 million in borrowing availability under its domestic credit facility. On June 12, 2025, the Company extended the term of its domestic credit facility with Wells Fargo Bank for an additional three years and amended it in certain other respects. Subject to borrowing base limitations, this credit facility allows the Company to borrow up to $30 million and contains an accordion feature that could increase that amount by an additional $10 million based on mutual agreement.

▪ Cash flow from operations and free cash flow were negative $(17.7) million and negative $(17.1) million, respectively, for fiscal 2025 (see reconciliation table on page 13), with both primarily affected by operating losses, including $5.6 million in non-recurring cash restructuring charges, and, with respect to free cash flow, planned strategic investments in capital expenditures mostly related to the mattress fabrics segment as we focused on restructuring that business.

▪ Capital expenditures for fiscal 2025 were $2.9 million, down from $3.7 million for fiscal 2024 due to an effort to strategically manage capital and focus on projects targeting operating

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

efficiency and future growth.

Financial Outlook

▪ Due to macro-economic uncertainty and the fluid tariff environment, the Company is not providing specific financial guidance, but only limited annual guidance at this time.

▪ The Company anticipates year-over-year sales growth in its mattress fabrics business and for the sales pressure on the residential side of its upholstery business to continue.

▪ The cost and efficiency benefits of the recently completed restructuring plan are expected to continue to drive meaningful operating improvement as the year progresses, particularly as the Company moves beyond the tariff-related sales and margin pressure impacting the first quarter. In addition, the fiscal 2026 division integration initiative and related facility consolidation activity, along with tariff-related price increases, should further bolster operating performance, particularly as the Company progresses beyond the first quarter.

▪ While the Company intends to continue utilizing borrowings as necessary under its domestic and foreign credit facilities during fiscal 2026 in connection with funding working capital needs and growth, integration and efficiency initiatives, it will continue to aggressively manage liquidity and capital expenditures and prioritize free cash flow.

▪ The Company’s expectations are based on information available at the time of this press release and reflect certain assumptions by management regarding the Company’s business and industry trends, the projected impact of restructuring and integration initiatives, and ongoing tariff and market headwinds. The Company's expectations also assume no further meaningful impacts from tariffs and trade negotiations.

Conference Call

Culp, Inc. will hold a conference call to discuss financial results for the fourth quarter and full fiscal year 2025 on Thursday, June 26, 2025, at 9:00 a.m. Eastern Time. A live webcast of this call can be accessed on the “Upcoming Events” section on the “Investor Relations” page of the Company’s website, www.culp.com. A replay of the webcast will be available for 30 days under the “Past Events” section on the “Investor Relations” page of the Company’s website.

About the Company

Culp, Inc. is one of the largest marketers of mattress fabrics for bedding and upholstery fabrics for residential and commercial furniture in North America. The Company markets a variety of fabrics to its global customer base of leading bedding and furniture companies, including fabrics produced at Culp’s manufacturing facilities and fabrics sourced through other suppliers. Culp has manufacturing and sourcing capabilities located in the United States, China, Haiti, Turkey, and Vietnam.

Investor Relations Contact

Ken Bowling, Executive Vice President, Chief Financial Officer, and Treasurer:

(336) 881-5630

krbowling@culp.com

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

Forward Looking Statements

This release contains “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995 (Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934). Such statements are inherently subject to risks and uncertainties that may cause actual events and results to differ materially from such statements. Forward-looking statements are statements that include projections, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often but not always characterized by qualifying words such as “expect,” “believe,” “will,” “may,” “should,” “could,” “potential,” “continue,” “target,” “predict”, “seek,” “anticipate,” “estimate,” “intend,” “plan,” “project,” and their derivatives, and include but are not limited to statements about expectations, projections, or trends for our future operations, strategic initiatives and plans, restructuring and integration actions, production levels, new product launches, sales, profit margins, profitability, operating (loss) income, capital expenditures, working capital levels, cost savings (including, without limitation, anticipated cost savings from restructuring and integration actions), income taxes, SG&A or other expenses, pre-tax (loss) income, earnings, cash flow, and other performance or liquidity measures, as well as any statements regarding dividends, share repurchases, liquidity, use of cash and cash requirements, ending cash balances and cash positions, borrowing capacity, investments, potential acquisitions, cash and non-cash restructuring and restructuring-related charges, expenses, and/or credits, net proceeds from restructuring related asset dispositions, future economic or industry trends, public health epidemics, or future developments. There can be no assurance that we will realize these expectations or meet our guidance, or that these beliefs will prove correct.

Factors that could influence the matters discussed in such statements include the level of housing starts and sales of existing homes, demand for home furnishings products, consumer confidence, trends in disposable income, and general economic conditions. Decreases in these economic indicators could have a negative effect on our business and prospects. Likewise, increases in interest rates, particularly home mortgage rates, and increases in consumer debt or the general rate of inflation, could affect us adversely. The future performance of our business depends in part on our success in conducting and finalizing acquisition negotiations and integrating acquired businesses into our existing operations. Changes in consumer tastes or preferences toward products not produced by us could erode demand for our products. Changes in tariffs or trade policy, including changes in U.S. trade enforcement priorities, or changes in the value of the U.S. dollar versus other currencies, could affect our financial results because a significant portion of our operations are located outside the United States. Strengthening of the U.S. dollar against other currencies could make our products less competitive on the basis of price in markets outside the United States, and strengthening of currency in China can have a negative impact on our sales of products produced there. In addition, because our foreign operations use the U.S. dollar as their functional currency, changes in the exchange rate between the local currency of those operations and the U.S dollar can affect our reported profits from those foreign operations. Also, economic or political instability in international areas could affect our operations or sources of goods in those areas, as well as demand for our products in international markets. The impact of public health epidemics on employees, customers, suppliers, and the global economy, such as the coronavirus pandemic, could also adversely affect our operations and financial performance. In addition, the impact of potential asset impairments, including impairments of property, plant, and equipment, inventory, or intangible assets, as well as the impact of

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

valuation allowances applied against our net deferred income tax assets, could affect our financial results. Increases in freight costs, labor costs, and raw material prices, including increases in market prices for petrochemical products, can also significantly affect the prices we pay for shipping, labor, and raw materials, respectively, and in turn, increase our operating costs and decrease our profitability. Also, our success in diversifying our supply chain with reliable partners to effectively service our global platform could affect our operations and adversely affect our financial results. Finally, the future performance of our business also depends on our ability to successfully restructure our mattress fabric operations and return the segment to profitability as well as successfully integrate our mattress fabrics and upholstery fabrics segments and realize the expected benefits of that integration effort, which may not meet our expectations. Further information about these factors, as well as other factors that could affect our future operations or financial results and the matters discussed in forward-looking statements, is included in Item 1A “Risk Factors” in our most recent Form 10-K and Form 10-Q reports filed with the Securities and Exchange Commission.

Many of these factors are macroeconomic in nature and are, therefore, beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, our actual results, performance or achievements may vary materially from those described in this release as anticipated, believed, estimated, expected, intended, planned or projected. The forward-looking statements included in this release are made only as of the date of this report. Unless required by United States federal securities laws, we neither intend nor assume any obligation to update these forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in our expectations. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations or financial results.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE THREE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	April 27,	April 28,	% Over	April 27,	April 28,
	2025	2024	(Under)	2025	2024
Net sales	$48,773	$49,528	(1.5)%	100.0%	100.0%
Cost of sales (1)	(41,120)	(44,327)	(7.2)%	84.3%	89.5%
Gross profit	7,653	5,201	47.1%	15.7%	10.5%
Selling, general and administrative expenses	(8,470)	(9,245)	(8.4)%	17.4%	18.7%
Restructuring expense (2)	(1,422)	(204)	N.M	2.9%	0.4%
Loss from operations	(2,239)	(4,248)	(47.3)%	(4.6)%	(8.6)%
Interest expense	(110)	(11)	N.M.	0.2%	0.0%
Interest income	154	263	(41.4)%	0.3%	0.5%
Other expense	(121)	(64)	89.1%	(0.2)%	(0.1)%
Loss before income taxes	(2,316)	(4,060)	(43.0)%	(4.7)%	(8.2)%
Income tax benefit (expense) (3)	243	(805)	(130.2)%	10.5%	(19.8)%
Net loss	$(2,073)	$(4,865)	(57.4)%	(4.3)%	(9.8)%

Net loss per share - basic	$(0.17)	$(0.39)	(56.4)%
Net loss per share - diluted	$(0.17)	$(0.39)	(56.4)%
Average shares outstanding-basic	12,559	12,470	0.7%
Average shares outstanding-diluted	12,559	12,470	0.7%

Notes

(1) See page 16 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending April 27, 2025, and April 28, 2024.

(2) See page 18 for a Summary of Restructuring Expense for the three months ending April 27, 2025, and April 28, 2024.

(3) Percent of sales column for income tax benefit (expense) is calculated as a percent of loss before income taxes.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

CONSOLIDATED STATEMENTS OF NET LOSS

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED
	Amount			Percent of Sales
	(1)	(1)
	April 27,	April 28,	% Over	April 27,	April 28,
	2025	2024	(Under)	2025	2024
Net sales	$213,237	$225,333	(5.4)%	100.0%	100.0%
Cost of sales (1)	(188,170)	(197,394)	(4.7)%	88.2%	87.6%
Gross profit	25,067	27,939	(10.3)%	11.8%	12.4%
Selling, general and administrative expenses	(35,705)	(38,611)	(7.5)%	16.7%	17.1%
Restructuring expense (2)	(7,739)	(636)	N.M.	3.6%	0.3%
Loss from operations	(18,377)	(11,308)	62.5%	(8.6)%	(5.0)%
Interest expense	(231)	(11)	N.M.	0.1%	0.0%
Interest income	915	1,174	(22.1)%	0.4%	0.5%
Other expense	(1,018)	(625)	62.9%	0.5%	0.3%
Loss before income taxes	(18,711)	(10,770)	73.7%	(8.8)%	(4.8)%
Income tax expense (3)	(392)	(3,049)	(87.1)%	(2.1)%	(28.3)%
Net loss	$(19,103)	$(13,819)	38.2%	(9.0)%	(6.1)%

Net loss per share - basic	$(1.53)	$(1.11)	37.8%
Net loss per share - diluted	$(1.53)	$(1.11)	37.8%
Average shares outstanding-basic	12,525	12,432	0.7%
Average shares outstanding-diluted	12,525	12,432	0.7%

Notes

(1) See page 17 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the twelve months ending April 27, 2025, and April 28, 2024.

(2) See page 19 for a Summary of Restructuring Expense for the twelve months ending April 27, 2025, and April 28, 2024.

(3) Percent of sales column for income tax expense is calculated as a percent of loss before income taxes.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CONSOLIDATED BALANCE SHEETS

APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Amounts
	(Condensed)	(Condensed)
	April 27,	April 28,	Increase (Decrease)
	2025	2024*	Dollars	Percent
Current assets
Cash and cash equivalents	$5,629	$10,012	(4,383)	(43.8)%
Short-term investments - rabbi trust	1,325	903	422	46.7%
Accounts receivable, net	21,844	21,138	706	3.3%
Inventories	49,309	44,843	4,466	10.0%
Short-term notes receivable	280	264	16	6.1%
Current income taxes receivable	—	350	(350)	(100.0)%
Assets held for sale	2,177	—	2,177	100.0%
Other current assets	2,970	3,371	(401)	(11.9)%
Total current assets	83,534	80,881	2,653	3.3%

Property, plant & equipment, net	24,836	33,182	(8,346)	(25.2)%
Right of use assets	5,908	6,203	(295)	(4.8)%
Intangible assets	960	1,876	(916)	(48.8)%
Long-term investments - rabbi trust	5,722	7,102	(1,380)	(19.4)%
Long-term notes receivable	1,182	1,462	(280)	(19.2)%
Deferred income taxes	637	518	119	23.0%
Other assets	591	830	(239)	(28.8)%
Total assets	$123,370	$132,054	(8,684)	(6.6)%

Current liabilities
Lines of credit - current	8,114	—	8,114	100.0%
Accounts payable - trade	27,323	25,607	1,716	6.7%
Accounts payable - capital expenditures	23	343	(320)	(93.3)%
Operating lease liability - current	2,394	2,061	333	16.2%
Deferred compensation - current	1,325	903	422	46.7%
Deferred revenue	422	1,495	(1,073)	(71.8)%
Accrued expenses	5,333	6,726	(1,393)	(20.7)%
Accrued restructuring	610	—	610	100.0%
Income taxes payable - current	1,420	972	448	46.1%
Total current liabilities	46,964	38,107	8,857	23.2%

Lines of credit - long-term	4,600	—	4,600	100.0%
Operating lease liability - long-term	2,535	2,422	113	4.7%
Income taxes payable - long-term	790	2,088	(1,298)	(62.2)%
Deferred income taxes	5,155	6,379	(1,224)	(19.2)%
Deferred compensation - long-term	5,686	6,929	(1,243)	(17.9)%
Total liabilities	65,730	55,925	9,805	17.5%
Shareholders' equity	57,640	76,129	(18,489)	(24.3)%
Total liabilities and shareholders' equity	$123,370	$132,054	(8,684)	(6.6)%
Shares outstanding	12,559	12,470	89	0.7%

* Derived from audited financial statements.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

SUMMARY OF CASH AND DEBT

APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Amounts
	April 27,	April 28,
	2025	2024*
Cash:
Cash and cash equivalents	$5,629	$10,012
Less Debt:
Lines of credit - current	8,114	—
Lines of credit - long-term	4,600	—
Net (debt) cash position	$(7,085)	$10,012

* Derived from audited financial statements.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts
	April 27,	April 28,
	2025	2024*
Cash flows from operating activities:
Net loss	$(19,103)	$(13,819)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	5,440	6,521
Non-cash inventory credit	(2,423)	(1,628)
Amortization	405	390
Stock-based compensation	650	915
Deferred income taxes	(1,343)	387
Gain on sale of equipment	(27)	(299)
Non-cash restructuring expense	2,708	330
Foreign currency exchange gain	(145)	(593)
Changes in assets and liabilities:
Accounts receivable	(722)	3,559
Inventories	(2,059)	1,593
Other current assets	384	(329)
Other assets	114	(115)
Accounts payable - trade	1,852	(2,926)
Deferred revenue	(1,073)	303
Accrued restructuring	633	—
Accrued expenses and deferred compensation	(2,456)	(1,870)
Income taxes	(485)	(643)
Net cash used in operating activities	(17,650)	(8,224)
Cash flows from investing activities:
Capital expenditures	(2,947)	(3,711)
Proceeds from the sale of property, plant and equipment	1,945	385
Proceeds from note receivable	610	330
Proceeds from the sale of investments (rabbi trust)	1,725	1,449
Purchase of investments (rabbi trust)	(735)	(884)
Net cash provided by (used in) investing activities	598	(2,431)
Cash flows from financing activities:
Proceeds from lines of credit	21,648	4,166
Payments on lines of credit	(8,907)	(4,146)
Common stock surrendered for withholding taxes payable	(68)	(146)
Net cash provided by (used in) financing activities	12,673	(126)
Effect of foreign currency exchange rate changes on cash and cash equivalents	(4)	(171)
Decrease in cash and cash equivalents	(4,383)	(10,952)
Cash and cash equivalents at beginning of year	10,012	20,964
Cash and cash equivalents at end of year	$5,629	$10,012
Free Cash Flow (1)	$(17,056)	$(10,826)

(1) See next page for Reconciliation of Free Cash Flow for the twelve months ending April 27, 2025, and April 28, 2024.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

RECONCILIATION OF FREE CASH FLOW

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts
	April 27,	April 28,
	2025	2024
A) Net cash used in operating activities	$(17,650)	$(8,224)
B) Minus: Capital expenditures	(2,947)	(3,711)
C) Plus: Proceeds from the sale of buildings and equipment	1,945	385
D) Plus: Proceeds from note receivable	610	330
E) Plus: Proceeds from the sale of investments (rabbi trust)	1,725	1,449
F) Minus: Purchase of investments (rabbi trust)	(735)	(884)
G) Effects of foreign currency exchange rate changes on cash and cash equivalents	(4)	(171)
Free Cash Flow	$(17,056)	$(10,826)

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE THREE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	April 27,	April 28,	% Over	April 27,	April 28,
Net Sales by Segment	2025	2024	(Under)	2025	2024
Mattress Fabrics	$27,114	$25,750	5.3%	55.6%	52.0%
Upholstery Fabrics	21,659	23,778	(8.9)%	44.4%	48.0%
Net Sales	$48,773	$49,528	(1.5)%	100.0%	100.0%

Gross Profit by Segment				Gross Margin
Mattress Fabrics	$3,075	$292	N.M.	11.3%	1.1%
Upholstery Fabrics	4,691	4,909	(4.4)%	21.7%	20.6%
Total Segment Gross Profit	7,766	5,201	49.3%	15.9%	10.5%
Restructuring Related Charge (1)	(113)	—	100.0%	(0.2)%	—
Gross Profit	$7,653	$5,201	47.1%	15.7%	10.5%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$3,292	$3,221	2.2%	12.1%	12.5%
Upholstery Fabrics	3,638	3,934	(7.5)%	16.8%	16.5%
Unallocated Corporate Expenses	1,540	2,090	(26.3)%	3.2%	4.2%
Selling, General and Administrative Expenses	$8,470	$9,245	(8.4)%	17.4%	18.7%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(217)	$(2,929)	(92.6)%	(0.8)%	(11.4)%
Upholstery Fabrics	$1,053	$975	8.0%	4.9%	4.1%
Unallocated Corporate Expenses	$(1,540)	$(2,090)	(26.3)%	(3.2)%	(4.2)%
Total Segment Loss from Operations	(704)	(4,044)	(82.6)%	(1.4)%	(8.2)%
Restructuring Related Charge (1)	(113)	—	100.0%	(0.2)%	—
Restructuring Expense (2)	(1,422)	(204)	N.M.	(2.9)%	(0.4)%
Loss from Operations	$(2,239)	$(4,248)	(47.3)%	(4.6)%	(8.6)%

Depreciation Expense by Segment
Mattress Fabrics	$1,015	$1,461	(30.5)%
Upholstery Fabrics	137	162	(15.4)%
Depreciation Expense	$1,152	$1,623	(29.0)%

Notes

(1) See page 16 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the three months ending April 27, 2025, and April 28, 2024.

(2) See page 18 for a Summary of Restructuring Expense for the three months ending April 27, 2025, and April 28, 2024.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

STATEMENTS OF OPERATIONS BY SEGMENT

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	TWELVE MONTHS ENDED
	Amounts			Percent of Total Sales
	April 27,	April 28,	% Over	April 27,	April 28,
Net Sales by Segment	2025	2024	(Under)	2025	2024
Mattress Fabrics	$113,906	$116,370	(2.1)%	53.4%	51.6%
Upholstery Fabrics	99,331	108,963	(8.8)%	46.6%	48.4%
Net Sales	$213,237	$225,333	(5.4)%	100.0%	100.0%

Gross Profit by Segment				Gross Margin
Mattress Fabrics	$7,936	$6,289	26.2%	7.0%	5.4%
Upholstery Fabrics	18,752	21,690	(13.5)%	18.9%	19.9%
Total Segment Gross Profit	26,688	27,979	(4.6)%	12.5%	12.4%
Restructuring Related Charge (1)	(1,621)	(40)	N.M.	(0.8)%	(0.0)%
Gross Profit	$25,067	$27,939	(10.3)%	11.8%	12.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales
Mattress Fabrics	$13,171	$13,134	0.3%	11.6%	11.3%
Upholstery Fabrics	14,695	15,903	(7.6)%	14.8%	14.6%
Unallocated Corporate Expenses	7,839	9,574	(18.1)%	3.7%	4.2%
Selling, General and Administrative Expenses	$35,705	$38,611	(7.5)%	16.7%	17.1%

(Loss) Income from Operations by Segment				Operating Margin
Mattress Fabrics	$(5,235)	$(6,845)	(23.5)%	(4.6)%	(5.9)%
Upholstery Fabrics	$4,057	5,787	(29.9)%	4.1%	5.3%
Unallocated Corporate Expenses	$(7,839)	(9,574)	(18.1)%	(3.7)%	(4.2)%
Total Segment Loss from Operations	(9,017)	(10,632)	(15.2)%	(4.2)%	(4.7)%
Restructuring Related Charge (1)	(1,621)	(40)	N.M.	(0.8)%	(0.0)%
Restructuring Expense (2)	(7,739)	(636)	N.M.	(3.6)%	(0.3)%
Loss from Operations	$(18,377)	$(11,308)	62.5%	(8.6)%	(5.0)%

Return on Capital Employed (ttm) (3)
Mattress Fabrics	(9.5)%	(10.8)%	(12.0)%
Upholstery Fabrics	40.5%	62.5%	(35.2)%
Unallocated Corporate	N.M.	N.M.	N.M.
Consolidated	(13.0)%	(13.9)%	(6.5)%
Capital Employed (3)
Mattress Fabrics	$52,331	$62,257	(15.9)%
Upholstery Fabrics	16,751	7,259	130.8%
Unallocated Corporate	2,945	4,999	(41.1)%
Consolidated	$72,027	$74,515	(3.3)%

Depreciation Expense by Segment
Mattress Fabrics (4)	$6,178	$5,883	5.0%
Upholstery Fabrics	601	638	(5.8)%
Depreciation Expense	$6,779	$6,521	4.0%

Notes

(1) See page 17 for a Reconciliation of Selected Income Statement Information to Adjusted Results for the twelve months ending April 27, 2025, and April 28, 2024.

(2) See page 19 for a Summary of Restructuring Expense for the twelve months ending April 27, 2025, and April 28, 2024.

(3) See pages 21 through 24 for calculation of Return on Capital Employed by Segment for the trailing twelve months ending April 27, 2025, and April 28, 2024, and a reconciliation to information from our U.S. GAAP financial statements. The capital employed balances are as of April 27, 2025, and April 28, 2024.

(4) During the twelve-month period ending April 27, 2025, depreciation expense for the mattress fabrics segment included additional depreciation expense related to the shortening of useful lives of equipment associated with the closure of operations at our manufacturing facility located in Quebec, Canada. The amount of additional depreciation expense totaling $1.3 million was classified as restructuring expense in our fiscal 2025 Consolidated Statements of Net Loss.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THE THREE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	April 27,		April 27,
	2025	Adjustments	2025

Net sales	$48,773	—	$48,773
Cost of sales (1)	(41,120)	113	(41,007)
Gross profit	7,653	113	7,766
Selling, general and administrative expenses	(8,470)	—	(8,470)
Restructuring expense (2)	(1,422)	1,422	—
Loss from operations	$(2,239)	1,535	$(704)

Notes

(1) During the three months ending April 27, 2025, cost of sales included a restructuring related charge of $113,000 for losses on the disposal of inventory related to the closure of operations at the company's manufacturing facility located in Quebec, Canada.

(2) See page 18 for a Summary of Restructuring Expense for the three months ending April 27, 2025.

	As Reported		Adjusted Results
	April 28,		April 28,
	2024	Adjustments	2024

Net sales	$49,528	—	$49,528
Cost of sales	(44,327)	—	(44,327)
Gross profit	5,201	—	5,201
Selling, general and administrative expenses	(9,245)	—	(9,245)
Restructuring expense (1)	(204)	204	—
Loss from operations	$(4,248)	204	$(4,044)

Notes

(1) See page 18 for a Summary of Restructuring Expense for the three months ending April 28, 2024.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

RECONCILIATION OF SELECTED INCOME STATEMENT INFORMATION TO ADJUSTED RESULTS

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	As Reported		Adjusted Results
	April 27,		April 27,
	2025	Adjustments	2025

Net sales	$213,237	—	$213,237
Cost of sales (1)	(188,170)	1,621	(186,549)
Gross profit	25,067	1,621	26,688
Selling, general and administrative expenses	(35,705)	—	(35,705)
Restructuring expense (2)	(7,739)	7,739	—
Loss from operations	$(18,377)	9,360	$(9,017)

Notes

(1) During the twelve months ending April 27, 2025, cost of sales included a restructuring related charge of $1.6 million for losses on the disposal, valuation, and markdowns of inventory related to the closure of the company's manufacturing facility located in Quebec, Canada.

(2) See page 19 for a Summary of Restructuring Expense for the twelve months ending April 27, 2025.

	As Reported		Adjusted Results
	April 28,		April 28,
	2024	Adjustments	2024

Net sales	$225,333	—	$225,333
Cost of sales (1)	(197,394)	40	(197,354)
Gross profit	27,939	40	27,979
Selling, general and administrative expenses	(38,611)	—	(38,611)
Restructuring expense (2)	(636)	636	—
Loss from operations	$(11,308)	676	$(10,632)

Notes

(1) During the twelve months ending April 27, 2024, cost of sales included a restructuring related charge of $40,000 for markdowns of inventory related to the discontinuance of production of cut and sewn upholstery kits at the company's facility in Ouanaminthe, Haiti.

(2) See page 19 for a Summary of Restructuring Expense for the twelve months ending April 28, 2024.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

SUMMARY OF RESTRUCTURING EXPENSE

FOR THE THREE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

The following summarizes restructuring expense for three-month period ending April 27, 2025:

	Upholstery	Mattress	Unallocated
Description	Fabrics	Fabrics	Corporate	Total
Employee termination benefits	$112	$12	$—	$124
Impairment charge related to intangible asset	—	—	540	540
Loss on the sale and disposal of equipment	24	2	—	26
Facility consolidation and relocation expenses	—	322	—	322
Cost incurred to ready a closed facility for sale	—	360	—	360
Other associated costs	—	50	—	50
Total restructuring expense (1)	$136	$746	$540	$1,422

(1) During the three months ending April 27, 2025, restructuring expense of $1.4 million represents costs associated with (i) the closure of the company's mattress fabrics manufacturing facility located in Quebec, Canada; (ii) initial costs related to consolidating production and distribution activities from the company's upholstery fabrics distribution center located in Burlington, N.C. to the company's mattress fabrics manufacturing and distribution center located in Stokesdale, N.C.; and (iii) other expenses incurred as part of the company's strategic plan to transform its operating model as announced on April 24, 2025.

The following summarizes restructuring expense for three-month period ending April 28, 2024:

Upholstery
Description	Fabrics
Employee termination benefits	204
Total restructuring expense (1)	$204

(1) During the three months ending April 28, 2024, restructuring expense of $204,000 represents employee termination benefits associated with the rationalization of the upholstery fabrics finishing operation located in Shanghai, China.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

SUMMARY OF RESTRUCTURING EXPENSE

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

The following summarizes restructuring expense for twelve-month period ending April 27, 2025:

	Upholstery	Mattress	Unallocated
Description	Fabrics	Fabrics	Corporate	Total
Employee termination benefits	$214	$1,338	$—	$1,552
Impairment charge related to intangible asset	$—	$—	$540	$540
Accelerated depreciation	—	1,339	—	1,339
Impairment charges related to fixed assets	—	131	—	131
Loss (gain) on the sale of equipment	24	(171)	—	(147)
Lease termination costs	—	849	—	849
Facility consolidation and relocation expenses	53	2,384	—	2,437
Cost incurred to ready a closed facility for sale	—	788	—	788
Other associated costs	14	236	—	250
Total restructuring expense (1)	$305	$6,894	$540	$7,739

(1) During the twelve months ending April 27, 2025, restructuring expense of $7.7 million represents costs associated with (i) consolidating the company's North American mattress fabrics operations, including the closure of the company's mattress fabrics manufacturing facility located in Quebec, Canada; (ii) consolidating two leased facilities related to the sewn mattress cover operation located in Ouanaminthe, Haiti, into one facility and reducing other operating expenses at this location; (iii) initial costs related to consolidating production and distribution activities from the upholstery fabrics distribution center located in Burlington, N.C. to the mattress fabrics manufacturing and distribution center located in Stokesdale, N.C.; and (v) other expenses incurred as part of the company's strategic plan to transform its operating model as announced on April 24, 2025.

The following summarizes restructuring expense for twelve-month period ending April 28, 2024:

Upholstery
Description	Fabrics
Employee termination benefits	$307
Impairment charges related to equipment	329
Total restructuring expense (1)	$636

(1) During the twelve months ending April 28, 2024, restructuring expense of $636,000 represents impairment charges related to equipment of $329,000 and employee termination benefits of $103,000 related to the discontinuance of production of cut and sewn upholstery kits at the company's facility located in Ouanaminthe, Haiti and employee termination benefits of $204,000 related to the rationalization of the upholstery fabrics finishing operation located in Shanghai, China.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025, AND APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	July 28,	October 27,	January 26,	April 27,	April 27,
	2024	2024	2025	2025	2025
Net loss	$(7,260)	$(5,644)	$(4,126)	$(2,073)	$(19,103)
Income tax expense (benefit)	239	(50)	446	(243)	392
Interest income, net	(234)	(214)	(192)	(44)	(684)
Depreciation expense	1,581	1,496	1,211	1,152	5,440
Restructuring expense	2,631	2,031	1,655	1,422	7,739
Restructuring related charge	115	769	624	113	1,621
Amortization expense	99	101	101	104	405
Stock based compensation	176	188	158	128	650
Adjusted EBITDA	$(2,653)	$(1,323)	$(123)	$559	$(3,540)

% Net Sales	(4.7)%	(2.4)%	(0.2)%	1.1%	(1.7)%

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Trailing 12 Months
	July 30,	October 29,	January 28,	April 28,	April 28,
	2023	2023	2024	2024	2024
Net loss	$(3,342)	$(2,424)	$(3,188)	$(4,865)	$(13,819)
Income tax expense	701	516	1,027	805	3,049
Interest income, net	(345)	(282)	(284)	(252)	(1,163)
Depreciation expense	1,635	1,617	1,646	1,623	6,521
Restructuring expense (credit)	338	144	(50)	204	636
Restructuring related charge (credit)	179	(78)	(61)	—	40
Amortization expense	96	97	98	99	390
Stock based compensation	322	163	262	168	915
Adjusted EBITDA	$(416)	$(247)	$(550)	$(2,218)	$(3,431)

% Net Sales	(0.7)%	(0.4)%	(0.9)%	(4.5)%	(1.5)%

% Over (Under)	537.7%	435.6%	(77.6)%	(125.2)%	3.2%

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	April 27, 2025	Employed (1)	Employed (2)
Mattress Fabrics	$(5,235)	$55,170	(9.5)%
Upholstery Fabrics	4,057	10,027	40.5%
Unallocated Corporate	(7,839)	4,427	N.M.
Consolidated	$(9,017)	$69,624	(13.0)%

Average Capital Employed	As of the Three Months Ended April 27, 2025				As of the Three Months Ended January 26, 2025				As of the Three Months Ended October 27, 2024
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (3)	$70,825	$32,082	$20,463	$123,370	$70,877	$33,697	$22,981	$127,555	$69,261	$31,385	$28,341	$128,987
Total liabilities	(18,494)	(15,331)	(31,905)	(65,730)	(20,337)	(21,081)	(26,487)	(67,905)	(14,948)	(24,783)	(25,633)	(65,364)
Subtotal	$52,331	$16,751	$(11,442)	$57,640	$50,540	$12,616	$(3,506)	$59,650	$54,313	$6,602	$2,708	$63,623
Cash and cash equivalents	—	—	(5,629)	(5,629)	—	—	(5,279)	(5,279)	—	—	(10,531)	(10,531)
Short-term investments - Rabbi Trust	—	—	(1,325)	(1,325)	—	—	(1,753)	(1,753)	—	—	(919)	(919)
Current income taxes receivable	—	—	—	—	—	—	(1,137)	(1,137)	—	—	(979)	(979)
Long-term investments - Rabbi Trust	—	—	(5,722)	(5,722)	—	—	(6,250)	(6,250)	—	—	(7,105)	(7,105)
Deferred income taxes - non-current	—	—	(637)	(637)	—	—	(490)	(490)	—	—	(559)	(559)
Lines of credit - current	—	—	8,114	8,114	—	—	5,384	5,384	—	—	4,074	4,074
Deferred compensation - current	—	—	1,325	1,325	—	—	1,753	1,753	—	—	919	919
Accrued restructuring			610	610			723	723			863	863
Income taxes payable - current	—	—	1,420	1,420	—	—	828	828	—	—	1,165	1,165
Lines of credit - long-term			4,600	4,600
Income taxes payable - long-term	—	—	790	790	—	—	1,400	1,400	—	—	1,378	1,378
Deferred income taxes - non-current	—	—	5,155	5,155	—	—	6,582	6,582	—	—	6,624	6,624
Deferred compensation - long-term	—	—	5,686	5,686	—	—	6,151	6,151	—	—	6,975	6,975
Total Capital Employed	$52,331	$16,751	$2,945	$72,027	$50,540	$12,616	$4,406	$67,562	$54,313	$6,602	$4,613	$65,528

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP, INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED APRIL 27, 2025

Unaudited

(Amounts in Thousands)

	As of the Three Months Ended July 28, 2024				As of the Three Months Ended April 28, 2024
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (3)	$66,713	$31,763	$30,663	$129,139	$72,060	$32,629	$27,365	$132,054
Total liabilities	(10,303)	(24,857)	(24,855)	(60,015)	(9,803)	(25,370)	(20,752)	(55,925)
Subtotal	$56,410	$6,906	$5,808	$69,124	$62,257	$7,259	$6,613	$76,129
Cash and cash equivalents	—	—	(13,472)	(13,472)	—	—	(10,012)	(10,012)
Short-term investments - Rabbi Trust	—	—	(954)	(954)	—	—	(903)	(903)
Current income taxes receivable	—	—	(532)	(532)	—	—	(350)	(350)
Long-term investments - Rabbi Trust	—	—	(7,089)	(7,089)	—	—	(7,102)	(7,102)
Deferred income taxes - non-current	—	—	(528)	(528)	—	—	(518)	(518)
Lines of credit	—	—	4,017	4,017	—	—	—	—
Deferred compensation - current	—	—	954	954	—	—	903	903
Accrued Restructuring			633	633	—	—	—	—
Income taxes payable - current	—	—	759	759	—	—	972	972
Income taxes payable - long-term	—	—	2,180	2,180	—	—	2,088	2,088
Deferred income taxes - non-current	—	—	6,449	6,449	—	—	6,379	6,379
Deferred compensation - long-term	—	—	6,946	6,946	—	—	6,929	6,929
Total Capital Employed	$56,410	$6,906	$5,171	$68,487	$62,257	$7,259	$4,999	$74,515

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Consolidated
Average Capital Employed (2)	$55,170	$10,027	$4,427	$69,624

Notes

(1) Average capital employed is calculated independently for each segment and on a consolidated basis using the five quarterly periods ending April 27, 2025, January 26, 2025, October 27, 2024, July 28, 2024, and April 28, 2024.

(2) Return on average capital employed represents the twelve months adjusted operating (loss) income as of April 27, 2025, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – rabbi trust, income taxes receivable and payable, accrued restructuring, current and long-term lines of credit, non-current deferred income tax assets and liabilities, and current and non-current deferred compensation.

(3) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.

-MORE-

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT

FOR THE TWELVE MONTHS ENDED April 28, 2024

Unaudited

(Amounts in Thousands)

	Adjusted Operating (Loss) Income
	Twelve Months Ended	Average Capital	Return on Avg. Capital
	April 28, 2024	Employed (1)	Employed (2)
Mattress Fabrics	$(6,845)	$63,189	(10.8)%
Upholstery Fabrics	5,787	9,263	62.5%
Unallocated Corporate	(9,574)	3,784	N.M.
Consolidated	$(10,632)	$76,235	(13.9)%

Average Capital Employed	As of the Three months ended April 28, 2024				As of the Three months ended January 28, 2024				As of the Three months ended October 29, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (3)	$72,060	$32,629	$27,365	$132,054	$75,572	$38,085	$28,341	$141,998	$75,924	$35,082	$31,154	$142,160
Total liabilities	(9,803)	(25,370)	(20,752)	(55,925)	(8,234)	(32,201)	(20,767)	(61,202)	(14,739)	(23,758)	(20,035)	(58,532)
Subtotal	$62,257	$7,259	$6,613	$76,129	$67,338	$5,884	$7,574	$80,796	$61,185	$11,324	$11,119	$83,628
Cash and cash equivalents	—	—	(10,012)	(10,012)	—	—	(12,585)	(12,585)	—	—	(15,214)	(15,214)
Short-term investments - Rabbi Trust	—	—	(903)	(903)	—	—	(937)	(937)	—	—	(937)	(937)
Current income taxes receivable	—	—	(350)	(350)	—	—	(476)	(476)	—	—	(340)	(340)
Long-term investments - Rabbi Trust	—	—	(7,102)	(7,102)	—	—	(7,083)	(7,083)	—	—	(6,995)	(6,995)
Deferred income taxes - non-current	—	—	(518)	(518)	—	—	(531)	(531)	—	—	(472)	(472)
Deferred compensation - current	—	—	903	903	—	—	937	937	—	—	937	937
Income taxes payable - current	—	—	972	972	—	—	1,070	1,070	—	—	998	998
Income taxes payable - long-term	—	—	2,088	2,088	—	—	2,072	2,072	—	—	2,055	2,055
Deferred income taxes - non-current	—	—	6,379	6,379	—	—	6,177	6,177	—	—	5,663	5,663
Deferred compensation - long-term	—	—	6,929	6,929	—	—	6,856	6,856	—	—	6,748	6,748
Total Capital Employed	$62,257	$7,259	$4,999	$74,515	$67,338	$5,884	$3,074	$76,296	$61,185	$11,324	$3,562	$76,071

CULP Announces Results for Fourth Quarter and Full Year Fiscal 2025

June 25, 2025

CULP INC.

RETURN ON CAPITAL EMPLOYED BY SEGMENT - CONTINUED

FOR THE TWELVE MONTHS ENDED APRIL 28, 2024

Unaudited

(Amounts in Thousands)

	As of the Three Months Ended July 30, 2023				As of the Three Months Ended April 30, 2023
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total
Total assets (3)	$72,286	$37,592	$33,024	$142,902	$75,494	$39,127	$37,562	$152,183
Total liabilities	(11,230)	(25,235)	(20,320)	(56,785)	(11,387)	(29,638)	(22,078)	(63,103)
Subtotal	$61,056	$12,357	$12,704	$86,117	$64,107	$9,489	$15,484	$89,080
Cash and cash equivalents	—	—	(16,812)	(16,812)	—	—	(20,964)	(20,964)
Short-term investments - Rabbi Trust	—	—	(791)	(791)	—	—	(1,404)	(1,404)
Current income taxes receivable	—	—	(202)	(202)	—	—	—	—
Long-term investments - Rabbi Trust	—	—	(7,204)	(7,204)	—	—	(7,067)	(7,067)
Deferred income taxes - non-current	—	—	(476)	(476)	—	—	(480)	(480)
Deferred compensation - current	—	—	791	791	—	—	1,404	1,404
Accrued restructuring	—	—	10	10	—	—	—	—
Income taxes payable - current	—	—	526	526	—	—	753	753
Income taxes payable - long-term	—	—	2,710	2,710	—	—	2,675	2,675
Deferred income taxes - non-current	—	—	5,864	5,864	—	—	5,954	5,954
Deferred compensation - long-term	—	—	6,966	6,966	—	—	6,842	6,842
Total Capital Employed	$61,056	$12,357	$4,086	$77,499	$64,107	$9,489	$3,197	$76,793

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Consolidated
Average Capital Employed (2)	$63,189	$9,263	$3,784	$76,235

Notes

(1) Average capital employed is calculated independently for each segment and on a consolidated basis using the five quarterly periods ending April 28, 2024, January 28, 2024, October 29, 2023, July 30, 2023, and April 30, 2023.

(2) Return on average capital employed represents the last twelve months adjusted operating (loss) income as of April 28, 2024, divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term and long-term investments – rabbi trust, income taxes receivable and payable, accrued restructuring, noncurrent deferred income tax assets and liabilities, and current and non-current deferred compensation.

(3) Intangible assets are included in unallocated corporate for all periods presented and therefore, have no effect on capital employed and return on capital employed for our mattress fabrics and upholstery fabrics segments.